SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                     -------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 6, 2002

                       SYNCOR INTERNATIONAL CORPORATION
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


Delaware                                                            85-0229124
-------------------------------------------------------------------------------

(State or Other Jurisdiction of  (Commission File Number)       (IRS Employer
Incorporation)                                              Identification No.)


             6464 Canoga Avenue, Woodland Hills, California 91367
-------------------------------------------------------------------------------

              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including area code: (818)737-4000

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


ITEM 5.           OTHER EVENTS

                   The text of two press releases each dated November 6, 2002, issued by Syncor International Corporation (the "Company"), are attached as
Exhibit 99.1 and Exhibit 99.2 hereto and are each incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

         99.1   Press Release issued by the Company, dated November 6, 2002.

         99.2   Press Release issued by the Company, dated November 6, 2002.


                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SYNCOR INTERNATIONAL CORPORATION


                                           By: /s/ Robert G. Funari
                                               -------------------------------
                                           Name:  Robert G. Funari
                                           Title: President and Chief Executive
                                                  Officer

Dated:  November 6, 2002


                                                                Exhibit 99.1
                                                                ------------


[GRAPHIC OMITTED]

                                                                NASDAQ: SCOR


FOR RELEASE ON WEDNESDAY, NOVEMBER 6, 2002
7:00 AM EASTERN STANDARD TIME

                                                         Contact:
                                                         Allan Mayer
                                                         Sitrick And Company
                                                         (310) 788-2850


                    SYNCOR ANNOUNCES INTERNAL INVESTIGATION
                   REGARDING PAYMENTS IN OVERSEAS OPERATIONS


WOODLAND HILLS, California, November 6, 2002 - Syncor International Corporation (Nasdaq: SCOR) announced that a committee of outside directors, together with special outside counsel, has been investigating the propriety of certain payments made by overseas subsidiaries to customers in several foreign countries, including Taiwan and China. To date, the investigation indicates that some of the payments made to state-owned and private healthcare facilities may have violated foreign and U.S. law, including the Foreign Corrupt Practices Act. The investigation will cover Syncor's other overseas operations as well.

Representatives of Syncor have met with the Securities and Exchange Commission and the U.S. Department of Justice to discuss the matter. Syncor intends to cooperate fully with the authorities.

The Company also said that Mr. Monty Fu, Chairman of Syncor, and his brother, Mr. Moses Fu, Director, Asia Region - Syncor Overseas LTD., have gone on paid leave pending completion of an investigation into their involvement in the payments. Monty Fu has also agreed to suspend his participation as a company director pending completion of the investigation. The Board of Directors has elected Mr. Bernard Puckett, a current director and Chair of the special committee investigating the payments, as lead director of the Board.

The Company said that it takes full responsibility for the questionable payments and is determined to uncover and correct any ethical or legal breaches that may have been committed by any of its employees. The Company further emphasized that it does not tolerate unethical or illegal behavior of any kind by any employee, and that any employee found to have been responsible for any misdeeds will be held fully accountable for his or her actions.

The payments were brought to Syncor's attention by Cardinal Health, Inc. (NYSE:CAH), which learned of them in the course of its ongoing post-signing due diligence relating to the previously announced planned merger of the two companies. Syncor is working closely with Cardinal Health regarding the matter.

The Company announced that in order to provide additional time to complete the investigation of its overseas operations and make any appropriate disclosures to stockholders, it has postponed until Friday, December 6, 2002, its special meeting of stockholders to vote on the pending merger with Cardinal Health. The meeting had originally been scheduled for November 19th. The exact time and place of the special meeting will be included in an amended notice of meeting and supplemental proxy materials that will be mailed to stockholders as soon as they are available.

A determination as to the final impact of these payments on the Company, as well as what legal and disciplinary action might be appropriate, is subject to completion of the investigation.

Mr. Puckett, Syncor's new lead director, is Chairman of the Board of Openwave Systems Inc. He was formerly President and Chief Executive Officer of Mobile Telecommunication Technologies Corporation. Mr. Puckett also held a variety of positions in a 27-year career at IBM Corp., including Senior Vice President of Corporate Strategy and Development and Vice President and General Manager, Applications Software.


About Syncor

         Syncor International Corporation is a leading provider of high technology health care services concentrating on nuclear pharmacy services, medical imaging, niche manufacturing and radiotherapy. In the nuclear pharmacy services business, Syncor compounds and dispenses radiopharmaceuticals for diagnostic and therapeutic use by nuclear medicine departments in hospitals and outpatient clinics. Syncor distributes these time-critical pharmaceuticals to more than 7,000 U.S.-based customers through an integrated network of 130 domestic and 19 international nuclear pharmacies. Medical imaging services are provided through an integrated network of 73 domestic and 19 internationally owned or operated facilities. Syncor announced on June 14, 2002 that it intends to exit the U.S. medical imaging business. Syncor also owns or operates ten domestic and two international production facilities for positron emission tomography (PET) radiopharmaceuticals, and is a party to a series of agreements to make PET technology more accessible to healthcare providers and patients nationwide. For more information visit www.syncor.com.

--------------------------
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Syncor's Form 10-K, Form 8-K and Form 10-Q reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the costs, difficulties, and uncertainties related to the integration of acquired businesses, the loss of one or more key customer or supplier relationships, changes in the distribution patterns or reimbursement rates for health-care products and/or services, the costs and other effects of governmental regulation and legal and administrative proceedings, and general economic and market conditions. Syncor undertakes no obligation to update or revise any forward-looking statements.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Syncor in connection with the proposed merger, and their interests in the solicitation, is set forth in a Schedule 14A filed on June 14, 2002 with the SEC. Cardinal Health has filed a registration statement on Form S-4 in connection with the transaction, and Syncor is mailing a definitive proxy statement/prospectus to its stockholders in connection with the transaction. Investors and security holders of Syncor are urged to read the definitive proxy statement/prospectus because it contains important information about Cardinal Health, Syncor and the transaction. A free copy of the definitive proxy statement/prospectus may be obtained from Cardinal Health or Syncor or at the SEC's Web site at www.sec.gov. Information regarding the interests of Syncor's officers and directors in the transaction is included in the definitive proxy statement/prospectus. In addition to the registration statement on Form S-4 filed by Cardinal Health in connection with the transaction, and the definitive proxy statement/prospectus mailed to the stockholders of Syncor in connection with the transaction, each of Cardinal Health and Syncor file annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference room located at 450 5th Street, N.W., Washington, D.C., 20549. Investors should call the SEC at 1-800/SEC-0330 for further information. The reports, statements and other information filed by Cardinal Health and Syncor with the SEC are also available for free at the SEC's Web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from Cardinal Health or Syncor. The proxy statement/prospectus contains important information that should be read carefully by investors before making any voting or investment decision.


                                      # # #

                                                                Exhibit 99.2
                                                                ------------


SYNCOR

The word for trust.
      Worldwide.

                                                     NASDAQ: SCOR

FOR IMMEDIATE RELEASE

                                                     Contact:
                                                     Allan Mayer
                                                     Sitrick And Company
                                                     (310) 788-2850

                                                     William Powell
                                                     Syncor International Corp.
                                                     (818) 737-4702


                    SYNCOR RESPONDS TO INQUIRIES RELATING
                    TO PREVIOUSLY ANNOUNCED INVESTIGATION


WOODLAND HILLS, California, November 6, 2002 - In response to inquiries, Syncor International Corporation (Nasdaq: SCOR) today announced that based on the results to date of the previously-announced investigation by a committee of outside directors, together with outside counsel, into the propriety of certain payments made by overseas subsidiaries, Syncor does not currently believe that the amounts of such payments are material to the financial results of the Company. The Company said it must await completion of the investigation to be able to determine the full impact on its financial results.

For Syncor's most recent fiscal year ended December 31, 2001, continuing international operations in total generated approximately 6% of its overall revenues and 7% of its gross profits, respectively. For the nine months ended September 30, 2002, continuing international operations in total also generated approximately 6% of its overall revenues and 7% of its gross profits, respectively.

The Company also said, in response to the announcement earlier today of Cardinal Health, Inc. (NYSE: CAH) as well as inquiries it has received, that based on the investigation to date, Syncor does not currently believe that the information it has learned would result in its failure to satisfy the conditions to the previously announced proposed merger with Cardinal Health. Syncor noted, however, that Cardinal Health said it was reviewing the matter and that it had not yet concluded whether the conditions to the merger agreement will be satisfied.

Based on the findings of the investigation to date, Syncor currently believes it should be able to report its quarterly results for the period ended September 30, 2002, in a timely manner. The Company is currently reviewing the matter with its auditors.

Syncor said that no definitive determination as to the impact of the results of its investigation on the Company or the proposed merger could be made until the investigation is completed.

About Syncor

Syncor International Corporation is a leading provider of high technology health care services concentrating on nuclear pharmacy services, medical imaging, niche manufacturing and radiotherapy. In the nuclear pharmacy services business, Syncor compounds and dispenses radiopharmaceuticals for diagnostic and therapeutic use by nuclear medicine departments in hospitals and outpatient clinics. Syncor distributes these time-critical pharmaceuticals to more than 7,000 U.S.-based customers through an integrated network of 130 domestic and 19 international nuclear pharmacies. Medical imaging services are provided through an integrated network of 73 domestic and 19 internationally owned or operated facilities. Syncor announced on June 14, 2002 that it intends to exit the U.S. medical imaging business. Syncor also owns or operates ten domestic and two international production facilities for positron emission tomography (PET) radiopharmaceuticals, and is a party to a series of agreements to make PET technology more accessible to healthcare providers and patients nationwide. For more information visit www.syncor.com.

--------------------------
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Syncor's Form 10-K, Form 8-K and Form 10-Q reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the costs, difficulties, and uncertainties related to the integration of acquired businesses, the loss of one or more key customer or supplier relationships, changes in the distribution patterns or reimbursement rates for health-care products and/or services, the costs and other effects of governmental regulation and legal and administrative proceedings, and general economic and market conditions. Syncor undertakes no obligation to update or revise any forward-looking statements.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Syncor in connection with the proposed merger, and their interests in the solicitation, is set forth in a Schedule 14A filed on June 14, 2002 with the SEC. Cardinal Health has filed a registration statement on Form S-4 in connection with the transaction, and Syncor is mailing a definitive proxy statement/prospectus to its stockholders in connection with the transaction. Investors and security holders of Syncor are urged to read the definitive proxy statement/prospectus because it contains important information about Cardinal Health, Syncor and the transaction. A free copy of the definitive proxy statement/prospectus may be obtained from Cardinal Health or Syncor or at the SEC's Web site at www.sec.gov. Information regarding the interests of Syncor's officers and directors in the transaction is included in the definitive proxy statement/prospectus. In addition to the registration statement on Form S-4 filed by Cardinal Health in connection with the transaction, and the definitive proxy statement/prospectus mailed to the stockholders of Syncor in connection with the transaction, each of Cardinal Health and Syncor file annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference room located at 450 5th Street, N.W., Washington, D.C., 20549. Investors should call the SEC at 1-800/SEC-0330 for further information. The reports, statements and other information filed by Cardinal Health and Syncor with the SEC are also available for free at the SEC's Web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from Cardinal Health or Syncor. The proxy statement/prospectus contains important information that should be read carefully by investors before making any voting or investment decision.


                                    # # #